Exhibit 10.7

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

BN Contract Portal # 2012 - 225
Contract Portal Date: 9 Oct 13

THE NATIONAL INSTITUTES OF HEALTH

PATENT LICENSE AGREEMENT — EXCLUSIVE

COVER PAGE

For the NIH internal use only:

License Number: L-095-2013/0

License Application Number: A-095-2012

Serial Number(s) of Licensed Patent(s) or Patent Application(s):

Group I-Exclusive Licensed Patent Rights

1.              U.S. Patent No. 6,756,038 issued June, 29 2004 as well as issued and pending foreign counterparts
[HHS Ref. No. E-099-1996/0-US-07];

2.              U.S. Patent No. 7,723,096 issued May 25, 2010 as well as continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-099-1996/0-US-08];

3.              Europe Patent No. 1017810 (HHS Ref. No. E-099-1996/0-EP-05, and all European contracting states in which this patent is validated, including: German Patent No. 69824023.5 (HHS Ref. No. E-099-1996/0-DE-09); France Patent No. 1017810 (HHS Ref. No. E-099-1996/0-FR-10); Great Britain Patent No. 1017810 (HHS Ref. No. E-099-1996/0-GB-11); Italy Patent No. 1017810 (HHS Ref. No. E-099-1996/0-IT-12); Spain Patent No. 2217585) (HHS Ref. No. E-099-1996/0-ES-13); Switzerland Patent Application No. 98948429.0 (now Switzerland Patent No. 1017810) (HHS Ref. No. E-099-1996/0-CH-14); Belgium Patent Application No. 98948429.0 (now Belgium Patent No. 1017810) (HHS Ref. No. E-099- 1996/0-BE-15); Ireland Patent Application No. 98948429.0 (now Ireland Patent No. 1017810) (HHS Ref. No. E-099-1996/0-IE-16); and all continuations and divisional applications claiming priority to any of the above;

4.              Europe Patent Application No. 04011673.3 (now EP Patent No. 1447414) (HHS Ref. No. E-099-1996/0-EP-17), and all European contracting states in which this patent is validated, including: Austria Patent Application No. 04011673.3 (now Austria Patent No. 1447414) (HHS Ref. No. E-099-1996/0-AT-28); Belgium Patent Application No. 04011673.3 (now Belgium Patent No. 1447414) (HHS Ref. No. E-099-1996/0-BE-29); Cyprus Patent Application No. 04011673.3 (now Cyprus Patent No. 1447414) (HHS Ref. No. E-099-1996/0-CY-31); Denmark Patent Application No. 04011673.3 (now Denmark Patent No. 1447414) (HHS Ref. No. E-099-1996/0-DK-41); Finland Patent Application No. 04011673.3 (now Finland Patent No. 1447414) (HHS Ref. No. E-099-1996/0-FI-33); France Patent Application No. 04011673.3 (now France Patent No. 1447414) (HHS Ref. No. E-099-1996/0-FR-42); Germany Patent Application No. 04011673.3 (now Germany Patent No. 69837896)

A-095-2012

CONFIDENTIAL

NIH Patent License Agreement—Exclusive

Model 10-2005 (updated 6-2010) [Final]   [BN ImmunoTherapeutics]   [May 16, 2013]

(HHS Ref. No. E-099-1996/0-DE-40); Great Britain Patent Application No. 04011673.3 (now Great Britain Patent No. 1447414) (HHS Ref. No. E-099-1996/0-GB-43); Greece Patent Application No. 04011673.3 (now Greece Patent No. 1447414) (HHS Ref. No. E-099- 1996/0-GR-34); Ireland Patent Application No. 04011673.3 (now Ireland Patent No. 1447414) (HHS Ref. No. E-099-1996/0-IE-35); Italy Patent Application No. 04011673.3 (now Italy Patent No. 1447414) (HHS Ref. No. E-099-1996/0-IT-36); Luxembourg Patent Application No. 04011673.3 (now Luxembourg Patent No. 1447414) (HHS Ref. No. E-099- 1996/0-LU-44); Monaco Patent Application No. 04011673.3 (now Monaco Patent No. 1447414) (HHS Ref. No. E-099-1996/0-MC-45); Netherlands Patent Application No. 04011673.3 (now Netherlands Patent No. 1447414) (HHS Ref. No. E-099-1996/0-NL-46); Portugal Patent Application No. 04011673.3 (now Portugal Patent No. 1447414) (HHS Ref. No. E-099-1996/0-PT-37); Spain Patent Application No. 04011673.3 (now Spain Patent No. 2286530) (HHS Ref. No. E-099-1996/0-ES-32); Sweden Patent Application No. 04011673.3 (now Sweden Patent No. 1447414) (HHS Ref. No. E-099-1996/0-SE-38); Switzerland Patent Application No. 04011673.3 (now Switzerland Patent No. 1447414) (HHS Ref. No. E-099-1996/0-CH-30); and all continuations and divisional applications claiming priority to any of the above;

5.              Japan Patent Application No. 2000-516030 (now JP Patent No. 4291508) (HHS Ref. No. E-099-1996/0-JP-06), and all continuations and divisional applications claiming priority to this application;

6.              Australia Patent No. 745863 (HHS Ref. No. E-099-1996/0-AU-03), and all continuations and divisional applications claiming priority to this application;

7.              Canada Patent No. 2308127 (HHS Ref. No. E-099-1996/0-CA-04), and all continuations and divisional applications claiming priority to this application;

8.              U.S. Patent Application No. 10/579,025 filed May 11, 2006 as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-087-2005/0-US-03];

9.              U.S. Patent Application No. 10/579,007 filed May 11, 2006 as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-088-2005/0-US-03];

10.       U.S. Patent No. 7,118,738 issued October 10, 2006 as well as all continuations and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-154-1998/0-US-07];

11.       U.S. Patent Application Nos. 08/686,280 filed July 25, 1996 as well as all issued and pending foreign counterparts [HHS Ref. No. E-259-1994/3-US-01];

12.       U.S. Patent No. 7,410,644 issued August 12, 2008 as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-259-1994/3-US-08];

13.       Canada Patent Application No. 2,412,050 filed June 15, 2001 [HHS Ref. No. E-187-2000/0-CA-05]; Australia Patent No. 2001268452 issued November 30, 2006 [HHS Ref. No. E-187-2000/0-AU-06]; Japan Patent Application No. 2002-510097 filed June 15, 2001 [HHS Ref. No. E-187-2000/0-JP-07]; Hong Kong Patent Application No. 03105975.5 filed June 15, 2001 [HHS Ref. No. E-187-2000/0-HK-08];

14.       U.S. Patent Application No. 12/ 280,534 filed February 21, 2007, [HHS Ref. No. E-104-2006/0-US-06]; Australia Patent Application No. 2007221255 filed February 21, 2007 [HHS Ref. No. E-104-2006/0-AU-03]; Europe Patent Application No. 07751371.1 filed February 21, 2007, [HHS Ref. No. E-104-2006/0-EP-05]; Canada Patent Application No. 2642994 filed February 21, 2007 [HHS Ref. No. E-104-2006/0-CA-04];

15.       U.S. Patent No. 8,188,214 issued May 29, 2012 [HHS Ref. No. E-074-2007/0-US-07Australia Patent Application No. 2008221383 filed February 27, 2008 [HHS Ref. No. E-074-2007/0-AU-03]; Europe Patent Application No. 08743578.0 filed February 27, 2008 [HHS Ref. No. E-074-2007/0-EP-05]; Canada Patent Application No. 2,678,404 filed February 27, 2008 [HHS Ref. No. E-074-2007/0-CA-04]; Japan Patent Application No. 2009-551830 filed February 27, 2008 [HHS Ref. No. E-074-2007/0-JP-06] ] and all continuations and divisional applications claiming priority to any of the above applications.

16.       U.S. Patent Application No. 61/582723, as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-001-2012/0-US-01].

Group II-Nonexclusive Licensed Patent Rights

1.              U.S. Patent No. 6,969,609 issued November 29, 2005; U.S. Patent No. 7,211,432 issued May 1, 2007; U.S. Patent Application No. 11/723,666 filed March 21, 2007; as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-256-1998/0, 1];

2.              U.S. Patent Application Nos. 60/448,591 and 10/543,944 filed February 20, 2003 and February 20, 2004 respectively, as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-028-2007/0];

3.              U.S. Patent No. 6,699,475 issued March 2, 2004, as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-134-2007/0];

4.              U.S. Patent No. 5,093,258 issued March 3, 1992, as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-135-2007/0];

5.              U.S. Patent Application No. 60/625,321 filed November 5, 2004, as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-138-2007/0];

6.              U.S. Patent Application No. 60/678,329 filed May 5, 2005, as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-139-2007/0].

Licensee:

BN ImmunoTherapeutics, Inc. (BNIT)

2425 Garcia Avenue,
Mountain View, CA 94043

Cooperative Research and Development Agreement (CRADA) Number (if a subject invention):

N/A

Additional Remarks:

N/A

Public Benefit(s):

Development of a new cancer vaccine will benefit cancer patients.

Licensee agrees, after its First Commercial Sale in the United States, to make reasonable quantities of Licensed Product(s) or materials produced through the use of Licensed Process(es) within the scope of the Group I Licensed Patent Rights available on a compassionate use basis to indigent patients subject to availability, either through the patient’s physician(s) and/or the medical center treating the patient; provided, however, that such requirement shall not keep the Licensee from commercializing such Licensed Product(s) or materials in a manner typical for products of similar commercial market potential, product life, safety, efficacy, and competitive environment, and considering other relevant scientific, technical, financial and commercial factors; and

Licensee further agrees, after its First Commercial Sale in the United States and as part of its marketing and product promotion, to develop written educational materials (e.g., brochures, advertisements, etc.) directed to patients and physicians detailing the Licensed Product(s) and/or medical aspects of the therapeutic uses of the Licensed Product(s), as appropriate under the circumstances

This Patent License Agreement, hereinafter referred to as the “Agreement”, consists of this Cover Page, an attached Agreement, a Signature Page, Appendix A (List of Patent(s) or Patent Application(s)), Appendix B (Fields of Use and Territory), Appendix C (Royalties), Appendix D (Benchmarks and Performance), Appendix E (Commercial Development Plan), Appendix F (Example Royalty Report), and Appendix G (Royalty Payment Options).  The Parties to this Agreement are:

1)                                     The National Institutes of Health (“NIH”), an agency of the United States Public Health Service within the Department of Health and Human Services (“HHS”); and

2)                                     The person, corporation, or institution identified above or on the Signature Page, having offices at the address indicated on the Signature Page, hereinafter referred to as the “Licensee”.

The NIH PATENT LICENSE AGREEMENT — EXCLUSIVE

NIH and the Licensee agree as follows:

1.                                      BACKGROUND

1.1                               In the course of conducting biomedical and behavioral research, the NIH investigators made inventions that may have commercial applicability.

1.2                               By assignment of rights from NIH or FDA employees and other inventors, HHS, on behalf of the Government, owns intellectual property rights claimed in any United States or foreign patent applications or patents corresponding to the assigned inventions. HHS also owns any tangible embodiments of these inventions actually reduced to practice by the NIH.

1.3                               The Secretary of HHS has delegated to the NIH the authority to enter into this Agreement for the licensing of rights to these inventions.

1.4                               The NIH desires to transfer these Licensed Patent Rights to the private sector through commercialization licenses to facilitate the commercial development of products and processes for public use and benefit.

1.5                               The Licensee desires to acquire commercialization rights the Licensed Patent Rights in order to develop processes, methods, or marketable products for public use and benefit.

2.                                      DEFINITIONS

2.1                               “Affiliate(s)” means a person, corporation, firm, limited liability company, partnership, or other business entity, which directly controls or is controlled by or is under common control with Licensee. For the purpose of this Paragraph 2.1, the term “control” shall mean ownership directly or indirectly, through one or more Affiliates of fifty percent (50%) or more of the shares entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a person or entity controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity.

2.2                               “Benchmarks” mean the performance milestones that are set forth in Appendix D.

2.3                               “Commercial Development Plan” means the written commercialization plan attached as Appendix E.

2.4                               “CRADA” means a Cooperative Research and Development Agreement.

2.5                               “FDA” means the Food and Drug Administration.

2.6                               “First Commercial Sale” means the initial transfer by or on behalf of Licensee or its sublicensees (through multiple tiers) of Licensed Products or the initial practice of a Licensed Process by or on behalf of Licensee or its sublicensees (through multiple tiers) in a country after obtaining approval (including pricing and reimbursement approvals), product and establishment licenses, registrations or authorizations of any kind of the FDA or any foreign equivalent necessary for the marketing and sale of such Licensed Product or practice of such Licensed Process in exchange for cash or some equivalent consideration to which value can be assigned for the purpose of determining Net Sales.

2.7                               “Government” means the Government of the United States of America.

2.8                               “Licensed Fields of Use” means the fields of use identified in Appendix B.

2.9                               “Licensed Patent Rights” shall mean:

(a)                                 Patent applications (including provisional patent applications and PCT patent applications) or patents listed in Appendix A, all divisions and continuations of these applications, all patents issuing from these applications, divisions, and continuations, and any reissues, reexaminations, and extensions of these patents;

(b)                                 to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 2.9(a):

a)                                     continuations-in-part of 2.9(a);

b)                                     all divisions and continuations of these continuations-in-part;

c)                                      all patents issuing from these continuations-in-part, divisions, and continuations;

d)                                     priority patent application(s) of 2.9(a); and

e)                                      any reissues, reexaminations, and extensions of these patents;

(c)                                  to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 2.9(a): all counterpart foreign and U.S. patent applications and patents to 2.9(a) and 2.8(b), including those listed in Appendix A; and

(d)                                 Licensed Patent Rights shall not include 2.9 (b) or 2.9 (c) to the extent that they contain one or more claims directed to new matter which is not the subject matter disclosed in 2.9 (a).

2.10                        “Licensed Processes” means processes which, in the course of being practiced, would be within the scope of one or more claims of the Licensed Patent Rights that have not been held unpatentable, invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.

2.11                        “Licensed Products” means tangible materials which, in the course of manufacture, use, sale, or importation, would be within the scope of one or more claims of the Licensed Patent Rights that have not been held unpatentable, invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.

2.12                        “Licensed Territory” means the geographical area identified in Appendix B.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

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Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

2.13                        “Net Sales” means the total [***] by or on behalf of [***], less [***]. No deductions shall be made for [***]. “Net Sales” shall not include [***].

a)       In the event that a [***] then “Net Sales,” for purposes of determining royalty payments on [***] for the purposes of the calculation of Net Sales.

b)       Net Sales of [***] shall be determined as follows:

i.                  By [***], and [***]; or

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

ii.               [***], Net Sales for the purposes of determining royalty payments [***].

2.14                        “Practical Application” means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and in each case, under these conditions as to establish that the invention is being utilized and that its benefits are to the extent permitted by law or Government regulations available to the public in the United States on reasonable terms not inconsistent with the terms applicable to similar products or processes and taking into account the efficacy and safety profile of the Licensed Product or the utility of the Licensed Process and other relevant commercial, scientific, technical and other factors.

2.15                        “Research License” means a nontransferable, nonexclusive license to make and to use Licensed Products or Licensed Processes as defined by the Group I and II Licensed Patent Rights for purposes of research only and not for purposes of commercial sale, manufacture or distribution or in lieu of purchase.

2.16                        “Group I” means patent applications and/or patents listed in Group I of Appendix A.

2.17                        “Group II” means patent applications and/or patents listed in Group II of Appendix A.

3.                                      GRANT OF RIGHTS

3.1                               NIH hereby grants and Licensee accepts, subject to the terms and conditions of this Agreement, an exclusive license under the Group I Licensed Patent Rights in the Licensed Territory to make and have made, to use and have used, to sell and have sold, to offer to sell, and to import any Licensed Products in the Licensed Fields of Use and to practice and have practiced any Licensed Processes in the Licensed Fields of Use.

3.2                               NIH hereby grants and Licensee accepts, subject to the terms and conditions of this Agreement, a non-exclusive license under the Group II Licensed Patent Rights in the Licensed Territory to make and have made, to use and have used, to sell and have sold, to offer to sell, and to import any Licensed Products in the Licensed Fields of Use and to practice and have practiced any Licensed Processes in the Licensed Fields of Use.

3.3                               This Agreement confers no license or rights by implication, estoppel, or otherwise under any patent applications or patents of NIH other than the Licensed Patent Rights regardless of whether these patents are dominant or subordinate to the Licensed Patent Rights.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

4.                                      SUBLICENSING

4.2                               Upon written approval, which shall include prior review of any sublicense agreement by NIH and which shall not be unreasonably withheld or delayed, Licensee may enter into sublicensing agreements under the Licensed Patent Rights.  The Licensee’s approved sublicensees may enter into sublicense agreements under the Licensed Patent Rights sublicensed to them; provided, however, that the approval of NIH shall not be required for any sublicense to an Affiliate of Licensee or to a third party providing research, manufacturing or development services to Licensee, its Affiliates or NIH’s approved sublicensee(s).  [***].

4.3                               Licensee agrees that any sublicenses required to be approved by NIH as provided in Paragraph 4.1 (including sublicenses granted by Licensee’s sublicensees) shall provide that the obligations to NIH of Paragraphs 5.1-5.4, 8.1, 10.1, 10.2, 12.5, and 13.8-13.10 of this Agreement shall be binding upon the sublicensee as if it were a party to this Agreement.  The Licensee further agrees to cause copies of these Paragraphs to be attached to all sublicense agreements.

4.4                               Any sublicenses subject to the approval of NIH as provided in Paragraph 4.lshall provide for the termination of the sublicense, or the conversion to a license directly between the sublicensee and the NIH, at the option of the sublicensee, upon termination of this Agreement under Article 13 (except Paragraph 13.1).  This conversion is subject to the NIH approval, which will not be unreasonably denied or delayed, and contingent upon acceptance by the sublicensee of the remaining provisions of this Agreement.

4.5                               The Licensee agrees to forward to the NIH a complete copy of each fully executed sublicense agreement, subject to the approval requirements of Paragraph 4.1 postmarked within thirty (30) days of the execution of the agreement.  To the extent permitted by law, the NIH agrees to maintain each sublicense agreement in confidence.

5.                                      STATUTORY AND NIH REQUIREMENTS AND RESERVED GOVERNMENT RIGHTS

5.1

(a)                                 NIH reserves on behalf of the Government an irrevocable, nonexclusive, nontransferable, royalty-free license for the practice of all inventions licensed under the Group I Licensed Patent Rights throughout the world by or on behalf of the Government and on behalf of any foreign government or international organization pursuant to any existing or future treaty or agreement to which the Government is a signatory;

(b)                                 Prior to the First Commercial Sale, the Licensee agrees to provide the NIH with reasonable quantities of Licensed Products or materials made through the Licensed Processes for NIH’s reasonable internal research use including but not limited to pre-clinical and clinical studies undertaken at the National Cancer Institute (NCI); and

(c)                                  In the event that the Licensed Patent Rights are Subject Inventions made under a Cooperative Research and Development Agreement (“CRADA”), Licensee grants to the Government, pursuant to 15 U.S.C. §3710a(b)(1)(A), a nonexclusive, nontransferable, irrevocable, paid-up license to practice the Licensed Patent Rights or have the Licensed Patent Rights practiced throughout the world by or on behalf of the Government.  In the exercise of this license, the Government shall not publicly disclose trade secrets or commercial or financial information that is privileged or confidential within the meaning of 5 U.S.C. §552(b)(4) or which would be considered as such if it had been obtained from a non-Federal party.  Prior to the First Commercial Sale, the Licensee agrees to provide the NIH with reasonable quantities of the Licensed Products or materials made through the Licensed Processes for NIH reasonable internal research use.

5.2                               The Licensee agrees that products used or sold in the United States embodying the Licensed Products or produced through use of Licensed Processes shall be manufactured substantially in the United States, unless a written waiver is obtained in advance from the NIH.

5.3                               The Licensee acknowledges that NIH may enter into future CRADAs under the Federal Technology Transfer Act of 1986 that relate to the subject matter of this Agreement. The Licensee agrees not to unreasonably deny requests for a Research License from future collaborators with the NIH when acquiring these rights is necessary in order to make a CRADA project feasible.  The Licensee may request an opportunity to join as a party to the proposed CRADA.

5.4                                                                               (a)                                 in addition to the reserved license of Paragraph 5.1, the NIH reserves the right to grant Research Licenses directly or to require the Licensee to grant Research Licenses on reasonable terms.  The purpose of these Research Licenses is to encourage basic research, whether conducted at an academic or corporate facility.  In order to safeguard the Licensed Patent Rights, however, the NIH shall consult with the Licensee before granting to commercial entities a Research License or providing to them research samples of materials made through the Licensed Processes; and

(b)                                 in exceptional circumstances, and in the event that the Licensed Patent Rights are Subject Inventions made under a CRADA, the Government, pursuant to 15 U.S.C. §3710a(b)(1)(B), retains the right to require the Licensee to grant to a responsible applicant a nonexclusive, partially exclusive, or exclusive sublicense to use the Licensed Patent Rights in the Licensed Field of Use on terms that are reasonable under the circumstances, or if the Licensee fails to grant this license, the Government retains the right to grant the license itself.  The exercise of these rights by the Government shall only be in exceptional circumstances and only if the Government determines:

(i)             the action is necessary to meet health or safety needs that are not reasonably satisfied by the Licensee;

(ii)          the action is necessary to meet requirements for public use specified by Federal regulations, and these requirements are not reasonably satisfied by the Licensee; or

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

a)                                     the Licensee has failed to comply with an agreement containing provisions described in 15 U.S.C. §3710a(c)(4)(B); and

(c)                                  the determination made by the Government under this Paragraph 5.4 is subject to administrative appeal and judicial review under 35 U.S.C. §203(b).

6.                                      ROYALTIES AND REIMBURSEMENT

6.1                               The Licensee agrees to pay the NIH a noncreditable, nonrefundable license issue royalty as set forth in Appendix C.

6.2                               The Licensee agrees to pay the NIH a nonrefundable minimum annual royalty as set forth in Appendix C.

6.3                               The Licensee agrees to pay the NIH earned royalties as set forth in Appendix C.

6.4                               The Licensee agrees to pay the NIH benchmark royalties as set forth in Appendix C.

6.5                               The Licensee agrees to pay the NIH sublicensing royalties as set forth in Appendix C.

6.6                               A patent or patent application within the Licensed Patent Rights licensed under this Agreement shall cease to fall within the Licensed Patent Rights for the purpose of computing earned royalty payments on Net Sales in any given country on the earliest of the dates that:

(a)                                 the application has been abandoned and not continued or has been pending for a period of [***] from the first date of examination;

(b)                                 the patent expires or irrevocably lapses, or

(c)                                  the patent has been held to be invalid or unenforceable by an unappealed or unappealable decision of a court of competent jurisdiction or administrative agency.

6.7                               On sales of Licensed Products by Licensee to sublicensees or to such sublicensees’ sublicensees or on sales made in other than an arms-length transaction, the value of the Net Sales attributed under this Article 6 to this transaction shall be that which would have been received in an arms-length transaction, based on sales of like quantity and quality products on or about the time of this transaction.

6.8                               With regard to unreimbursed expenses associated with the preparation, filing, prosecution, and maintenance of all patent applications and patents included within the Group I Licensed Patent Rights and paid by the NIH on or after the effective date of this Agreement for the preparation, filing, prosecution and maintenance of such Licensed Patent Rights, as provided in Paragraph 7.3, NIH, at its sole option, may require Licensee:

(a)                                 to pay the NIH on an annual basis, within sixty (60) days of the NIH’s submission of a statement and request for payment, a royalty amount equivalent to [***] ([***]%) percent of these unreimbursed expenses paid during the previous calendar year(s);

***Text Omitted and Filed Separately

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Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

(b)                                 to pay [[***] ([***]%) percent of these unreimbursed expenses directly to the law firm employed by the NIH to handle these functions.  However, in this event, the NIH and not Licensee shall be the client of the law firm; however

(c)                                  no multiple such patent prosecution reimbursement shall be payable [***].

6.9                               NIH agrees, upon written request, to provide the Licensee with summaries of patent prosecution invoices for which the NIH has requested payment from the Licensee under Paragraphs 6.8.  The Licensee agrees that all information provided by the NIH related to patent prosecution costs shall be treated as confidential commercial information and shall not be released to a third party (other than its Affiliates) except as required by law or a court of competent jurisdiction.

6.10                        The Licensee may elect to surrender its rights in any country of the Licensed Territory under any of the Licensed Patent Rights upon ninety (90) days written notice to the NIH and owe no payment obligation under Paragraph 6.8 for patent-related expenses paid in that country after ninety (90) days of the effective date of the written notice.

7.                                      PATENT FILING, PROSECUTION, AND MAINTENANCE

7.1                               Except as otherwise provided in this Article 7, the NIH agrees to take responsibility for, but to consult with, the Licensee in the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights and shall timely pay all required maintenance and other fees and costs, and, on an ongoing basis, shall furnish copies of all relevant patent-related documents to the Licensee.

7.2                               Upon the NIH’s written request, and subject to Paragraph 6.8, the Licensee shall assume the responsibility for the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights and shall, on an ongoing basis, promptly furnish copies of all patent-related documents to the NIH.  In this event, the Licensee shall, subject to the prior approval of the NIH, select registered patent attorneys or patent agents to provide these services on behalf of the Licensee and the NIH.  The NIH shall provide appropriate powers of attorney and other documents necessary to undertake this action to the patent attorneys or patent agents providing these services.  The Licensee and its attorneys or agents shall consult with the NIH in all aspects of the preparation, filing, prosecution and maintenance of patent applications and patents included within the Licensed Patent Rights and shall provide the NIH sufficient opportunity to comment on any document that the Licensee intends to file or to cause to be filed with the relevant intellectual property or patent office.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

7.3                               At any time, the NIH may provide the Licensee with written notice that the NIH wishes to assume control of the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights.  If the NIH elects to reassume these responsibilities, the Licensee agrees to cooperate fully with the NIH, its attorneys, and agents in the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights and to provide the NIH with complete copies of any and all documents or other materials in Licensee’s possession or control that NIH deems necessary to undertake such responsibilities.  The Licensee shall be responsible for all costs associated with transferring patent prosecution responsibilities to an attorney or agent of the NIH’s choice.

7.4                               Each party shall promptly inform the other as to all material matters that come to its attention that may affect the preparation, filing, prosecution, or maintenance of the Licensed Patent Rights and permit each other to provide comments and suggestions with respect to the preparation, filing, prosecution, and maintenance of the Licensed Patent Rights, which comments and suggestions shall be considered by the other party.

8.                                      RECORD KEEPING

8.1                               The Licensee agrees to keep accurate and correct records of the Licensed Products made, used, sold, or imported and the Licensed Processes practiced under this Agreement appropriate to determine the amount of royalties due the NIH.  These records shall be retained for at least [***] ([***]) years following a given reporting period and shall be available during normal business hours for inspection, at the expense of the NIH, by an accountant or other designated auditor selected by the NIH for the sole purpose of verifying reports and royalty payments hereunder.  Licensee may require such auditor or accountant to enter into a confidentiality agreement with Licensee containing reasonable terms and conditions for the protection of Licensee’s non-public and proprietary information.  The accountant or auditor shall only disclose to the NIH information relating to the accuracy of reports and royalty payments made under this Agreement.  If an inspection shows an underreporting or underpayment in excess of [***] percent ([***]%) for any twelve (12) month period, then the Licensee shall reimburse the NIH for the cost of the inspection at the time the Licensee pays the unreported royalties, including any additional royalties as required by Paragraph 9.8.  All royalty payments required under this Paragraph shall be due within sixty (60) days of the date the NIH provides the Licensee notice of the payment due.

8.2                               Licensee agrees to have an audit of sales and royalties conducted by an independent auditor at least every two (2) years if annual sales of the Licensed Products or Licensed Processes are over [***] dollars. The audit shall address, at a minimum, the amount of gross sales by or on behalf of Licensee during the audit period, terms of the license as to percentage or fixed royalty to be remitted to the Government, the amount of royalties owed to the Government under this Agreement, and whether the royalties owed have been paid to the Government and is reflected in the records of the Licensee.  The audit shall also indicate the NIH license number, product, and the time period being audited.  A report certified by the auditor shall be submitted promptly by the auditor directly to NIH on completion.  Licensee shall pay for the entire cost of the audit.

9.                                      REPORTS ON PROGRESS, BENCHMARKS, SALES, AND PAYMENTS

9.1                               Prior to signing this Agreement, the Licensee has provided the NIH with the Commercial Development Plan in Appendix E, under which the Licensee intends to bring Licensed Product(s) or Licensed Process(es) within the subject matter of the Licensed Patent Rights to the point of Practical Application.  This Commercial Development Plan is hereby incorporated by reference into this Agreement.  Based on this plan, performance Benchmarks are determined as specified in Appendix D.

9.2                               The Licensee shall provide written annual reports on its product development progress or efforts to commercialize under the Commercial Development Plan for each of the Licensed Fields of Use within sixty (60) days after December 31 of each calendar year.  These progress reports shall include, but not be limited to: progress on research and development, status of applications for regulatory approvals, manufacturing and status of sublicensing, marketing, importing, and sales during the preceding calendar year, as well as, plans for the present calendar year.  The NIH also encourages these reports to include information on any of the Licensee’s public service activities that relate to the Licensed Patent Rights.  If reported progress differs from that projected in the Commercial Development Plan and Benchmarks, the Licensee shall explain the reasons for these differences.  In the annual report, the Licensee may propose amendments to the Commercial Development Plan, acceptance of which by the NIH may not be denied unreasonably.  The Licensee agrees to provide any additional information reasonably required by the NIH to evaluate the Licensee’s performance under this Agreement.  The Licensee may amend the Benchmarks at any time upon written approval by the NIH.  The NIH shall not unreasonably withhold approval of any request of the Licensee to extend the time periods of this schedule if the request is supported by a reasonable showing by the Licensee of diligence in its performance under the Commercial Development Plan and toward bringing the Licensed Products to the point of Practical Application as defined in 37 C.F.R. 404.3(d).  The Licensee shall amend the Commercial Development Plan and Benchmarks at the request of the NIH to address any Licensed Fields of Use not specifically addressed in the plan originally submitted.

9.3                               The Licensee shall report to the NIH the dates for achieving Benchmarks specified in Appendix D and the First Commercial Sale in each country in the Licensed Territory within thirty (30) days of such occurrences.

9.4                               Following the First Commercial Sale, Licensee shall submit to the NIH, within sixty (60) days after each calendar half-year ending June 30 and December 31, a royalty report, as described in the example in Appendix F, setting forth for the preceding half-year period the amount of the Licensed Products sold or Licensed Processes practiced by or on behalf of the Licensee in each country within the Licensed Territory, the Net Sales, and the amount of royalty accordingly due.  With each royalty report, the Licensee shall submit payment of earned royalties due.  If no earned royalties are due to NIH for any reporting period, the written report shall so state.  The royalty report shall be certified as correct by an authorized officer of the Licensee and shall include a detailed listing of all deductions made under Paragraph 2.13 to determine Net Sales made under Article 6 to determine royalties due.  The royalty report shall also identify the site of manufacture for the Licensed Product(s) sold in the United States.

9.5                               The Licensee agrees to forward semi-annually to the NIH a copy of these reports received by the Licensee from its sublicensees during the preceding half-year period as shall be pertinent to a royalty accounting to the NIH by the Licensee for activities under the sublicense.

9.6                               Royalties due under Article 6 shall be paid in U.S. dollars and payment options are listed in Appendix G.  For conversion of foreign currency to U.S. dollars, the conversion rate shall be the New York foreign exchange rate quoted in The Wall Street Journal on the day that the payment is due.  Any loss of exchange, value, taxes, or other expenses incurred in the transfer or conversion to U.S. dollars shall be paid entirely by the Licensee.  The royalty report required by Paragraph 9.4 shall be mailed to the NIH at its address for Agreement Notices indicated on the Signature Page.

9.7                               The Licensee shall be solely responsible for determining if any tax on royalty income is owed outside the United States and shall pay the tax and be responsible for all filings with appropriate agencies of foreign governments.  As reasonably requested by Licensee, NIH shall cooperate with Licensee in applying for any valid exemption or obtaining any valid refund of such taxes paid by Licensee.

9.8                               Additional royalties may be assessed by the NIH on any payment that is more than ninety (90) days overdue at the rate of one percent (1%) per month.  This one percent (1%) per month rate may be applied retroactively from the original due date until the date of receipt by the NIH of the overdue payment and additional royalties.  The payment of any additional royalties shall not prevent the NIH from exercising any other rights it may have as a consequence of the lateness of any payment.

9.9                               All plans and reports required by this Article 9 and marked “confidential” by the Licensee shall, to the extent permitted by law, be treated by the NIH as commercial and financial information obtained from a person and as privileged and confidential, and any proposed disclosure of these records by the NIH under the Freedom of Information Act (FOIA), 5 U.S.C. §552 shall be subject to the predisclosure notification requirements of 45 C.F.R. §5.65(d).

10.                               PERFORMANCE

10.1                        The Licensee shall use its reasonable commercial efforts to bring the Licensed Products and the Licensed Processes to Practical Application.  “Reasonable commercial efforts” for the purposes of this provision shall include reasonable adherence to the Commercial Development Plan in Appendix E and performance of the Benchmarks in Appendix D, in each case as either may be amended from time to time as per Paragraph 9.2.  The efforts of a sublicensee (through multiple tiers) or an Affiliate of Licensee shall be considered the efforts of the Licensee.

10.2                        Upon the First Commercial Sale in the United States, until the expiration or termination of this Agreement, the Licensee shall use its reasonable commercial efforts to make the Licensed Products and the Licensed Processes reasonably accessible to the United States public.

10.3                        The Licensee agrees, after its First Commercial Sale in the United States, to make reasonable quantities of the Licensed Products or materials produced through the use of the Licensed Processes within the scope of the Group I Licensed Patent Rights available on a compassionate use basis to patient assistance programs; provided, however, that such requirement shall not keep the Licensee from commercializing such Licensed Product(s) or materials in a manner typical for products of similar commercial market potential, product life, safety, efficacy, and competitive environment and considering other relevant scientific, technical, financial and commercial factors.

10.4                        The Licensee agrees, after its First Commercial Sale in the United States and as part of its marketing and product promotion, to develop educational materials (e.g., brochures, website, etc.) directed to patients and physicians detailing the Licensed Products or medical aspects of the prophylactic and therapeutic uses of the Licensed Products as appropriate under the circumstances.

10.5                        The Licensee agrees to supply, to the Mailing Address for Agreement Notices indicated on the Signature Page, the Office of Technology Transfer, NIH with inert samples of the Licensed Products or the Licensed Processes or their packaging for educational and display purposes only.

11.                               INFRINGEMENT AND PATENT ENFORCEMENT

11.1                        The NIH and the Licensee agree to notify each other promptly of each infringement or possible infringement of the Licensed Patent Rights, as well as, any facts which may affect the validity, scope, or enforceability of the Licensed Patent Rights of which either party becomes aware.

11.2                        Pursuant to this Agreement and the provisions of 35 U.S.C. Part 29, Licensee may:

(a)                                 bring suit in its own name, at its own expense, and on its own behalf for infringement of presumably valid claims in the Licensed Patent Rights;

(b)                                 in any suit, enjoin infringement and collect for its use, damages, profits, and awards of whatever nature recoverable for the infringement; or

(c)                                  Upon written approval of NIH, settle any claim or suit for infringement of the Licensed Patent Rights; and

(d)                                 Licensee desires to initiate a suit for patent infringement, the Licensee shall notify the NIH in writing.  If the NIH does not notify the Licensee of its intent to pursue legal action within ninety (90) days, the Licensee shall be free to initiate suit.  The NIH shall have a continuing right to intervene in the suit.  The Licensee shall take no action to compel the Government either to initiate or to join in any suit for patent infringement.  The Licensee may request the Government to initiate or join in any suit if necessary to avoid dismissal of the suit.  Should the Government be made a party to any suit, the Licensee shall reimburse the Government for any costs, expenses, or fees which the Government incurs as a result of the motion or other action, including all costs incurred by the Government in opposing the motion or other action.  In all cases, the Licensee agrees to keep the NIH reasonably apprised of the status and progress of any litigation.  Before the Licensee commences an infringement action, the Licensee shall notify the NIH and give careful consideration to the views of the NIH and to any potential effects of the litigation on the public health in deciding whether to bring suit.

11.3                        In the event that a declaratory judgment action alleging invalidity or non-infringement of any of the Licensed Patent Rights shall be brought against the Licensee or raised by way of counterclaim or affirmative defense in an infringement suit brought by Licensee under Paragraph 11.2, pursuant to this Agreement and the provisions of 35 U.S.C. Part 29 or other statutes, the Licensee may:

(a)                                 defend the suit in its own name, at its own expense, and on its own behalf for presumably valid claims in the Licensed Patent Rights;

(b)                                 in any suit, ultimately to enjoin infringement and to collect for its use, damages, profits, and awards of whatever nature recoverable for the infringement; and

(c)                                  Upon written approval of NIH, settle any claim or suit for declaratory judgment involving the Licensed Patent Rights and NIH shall have a continuing right to intervene in the suit; and

(d)                                 If NIH does not notify the Licensee of its intent to respond to the legal action within a reasonable time, the Licensee shall be free to do so. The Licensee shall take no action to compel the Government either to initiate or to join in any declaratory judgment action.  The Licensee may request the Government to initiate or to join any suit if necessary to avoid dismissal of the suit.  Should the Government be made a party to any suit by motion or any other action of the Licensee, the Licensee shall reimburse the Government for any costs, expenses, or fees, which the Government incurs as a result of the motion or other action.  If the Licensee elects not to defend against the declaratory judgment action, the NIH, at its option, may do so at its own expense.  In all cases, the Licensee agrees to keep the NIH reasonably apprised of the status and progress of any litigation.  Before the Licensee commences an infringement action, the Licensee shall notify the NIH and give careful consideration to the views of the NIH and to any potential effects of the litigation on the public health in deciding whether to bring suit.

11.4                        In any action under Paragraphs 11.2 or 11.3 the expenses including costs, fees, attorney fees, and disbursements, shall be paid by the Licensee.  The value of any recovery made by the Licensee through court judgment or settlement actually collected shall first be applied by Licensee to reimburse it for all of its costs and expenses (including attorneys’ fees, expert witness fees, and any reimbursement payments made to NIH or the Government) and the balance shall be treated as Net Sales and subject to earned royalties as provided in Appendix C when and as collected.

11.5                        The NIH shall cooperate fully with the Licensee in connection with any action under Paragraphs 11.2 or 11.3.  The NIH agrees promptly to provide access to all necessary documents and personnel to provide information and testimony, and to render reasonable assistance in response to a request by the Licensee.

12.                               NEGATION OF WARRANTIES AND INDEMNIFICATION

12.1                        The NIH offers no warranties other than those specified in Article 1.

12.2                        The NIH represents that (i) it owns the Licensed Patent Rights in the Licensed Fields of Use, (ii) it is duly authorized to enter into this Agreement, and (iii) it has no actual knowledge of any claim by or on behalf of a third party of rights in or to the Licensed Patent Rights in the Licensed Fields of Use.  NIH does not warrant the validity of the Licensed Patent Rights and makes no representations whatsoever with regard to the scope of the Licensed Patent Rights, or that the Licensed Patent Rights may be exploited without infringing other patents or other intellectual property rights of third parties.

12.3                        THE NIH MAKES NO WARRANI1ES, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY SUBJECT MATTER DEFINED BY THE CLAIMS OF THE LICENSED PATENT RIGHTS.

12.4                        The NIH does not represent that it shall commence legal actions against third parties infringing the Licensed Patent Rights.

12.5                        The Licensee shall indemnify and hold the NIH, its employees, students, fellows, agents, and consultants harmless from and against all liability, demands, damages, expenses, and losses, including but not limited to death, personal injury, illness, or property damage in connection with or arising out of:

(a)                                 the use by or on behalf of the Licensee, its sublicensees, directors, employees, or third parties of any Licensed Patent Rights; or

(b)                                 the design, manufacture, distribution, or use of any Licensed Products, Licensed Processes or materials by the Licensee, or other products or processes developed in connection with or arising out of the Licensed Patent Rights.

12.6                        The Licensee agrees to maintain a liability insurance program consistent with sound business practice.

13.                               TERM, TERMINATION, AND MODIFICATION OF RIGHTS

13.1                        This Agreement is effective when signed by all parties, unless the provisions of Paragraph 14.16 are not fulfilled, and shall extend to the expiration of the last to expire of the Licensed Patent Rights unless sooner terminated as provided in this Article 13.

13.2                        In the event that the Licensee is in default in the performance of any material obligations under this Agreement, including but not limited to the obligations listed in Paragraph 13.5, and if the default has not been remedied within ninety (90) days after the date of notice in writing of the default or if not reasonably capable of remedy within such period, Licensee has not taken substantial steps to remedy the alleged default within such ninety (90) day period, NIH may terminate this Agreement by written notice and pursue outstanding royalties owed through procedures provided by the Federal Debt Collection Procedure Act .

13.3                        In the event that the Licensee (i) becomes insolvent, or (ii) files a petition in bankruptcy, has such a petition filed against it, determines to file a petition in bankruptcy, or receives notice of a third party’s intention to file an involuntary petition in bankruptcy, Licensee shall immediately notify the NIH in writing.  Furthermore, NIH shall have the right to terminate this Agreement immediately upon Licensee’s receipt of written notice.

13.4                        The Licensee shall have a unilateral right to terminate this Agreement or any licenses in any country or territory by giving the NIH sixty (60) days written notice to that effect.

13.5                        The NIH shall specifically have the right to terminate or modify, at its option, this Agreement, if the NIH determines that the Licensee:

(a)                                 is not executing the Commercial Development Plan submitted with its request for a license and the Licensee cannot otherwise demonstrate to the NIH’s satisfaction that the Licensee has taken, or can be expected to take within a reasonable time, effective steps to achieve the Practical Application of the Licensed Products or the Licensed Processes;

(b)                                 has not achieved the Benchmarks as may be modified under Paragraph 9.2 and is not reasonably likely to achieve them;

(c)                                  has willfully made a material false statement of, or willfully omitted a material fact in the license application or in any report required by this Agreement;

(d)                                 has committed a material breach of a covenant or agreement contained in this Agreement;

(e)                                  is not keeping the Licensed Products or the Licensed Processes within the scope of Group I Licensed Patent Rights reasonably accessible to the public after commercial use commences;

(f)                                   cannot reasonably satisfy unmet health and safety needs; or

(g)                                  cannot reasonably justify a failure to comply with the domestic production requirement of Paragraph 5.2 unless waived.

13.6                        In making the determination referenced in Paragraph 13.5, the NIH shall take into account the normal course of such commercial development programs conducted with sound and reasonable business practices and judgment and the annual reports submitted by the Licensee under Paragraph 9.2.  Prior to invoking termination or modification of this Agreement under Paragraph 13.5, the NIH shall give written notice to the Licensee providing the Licensee specific notice of, and a ninety (90) day opportunity to respond to, the NIH’s concerns as to the items referenced in 13.5(a)-13.5(g).  If the Licensee fails to alleviate the NIH’s reasonable concerns as to the items referenced in 13.5(a)-13.5(g) or fails to initiate corrective action to the NIH’s reasonable satisfaction, the NIH may terminate this Agreement.

13.7                        When the public health and safety so require, and after written notice to the Licensee providing the Licensee a sixty (60) day opportunity to respond, the NIH shall have the right to require the Licensee to grant sublicenses to responsible applicants, on commercially reasonable terms, in any Licensed Fields of Use under the Group I Licensed Patent Rights, unless the Licensee can reasonably demonstrate that the granting of the sublicense would not materially increase the availability to the public of the subject matter of the Group I Licensed Patent Rights.  The NIH shall not require the granting of a sublicense unless the responsible applicant has first negotiated in good faith with the Licensee for a sublicense on commercially reasonable terms and conditions.

13.8                        The NIH reserves the right according to 35 U.S.C. §209(d)(3) to terminate or modify this Agreement if it is determined that this action is necessary to meet the requirements for public use specified by federal regulations issued after the date of the license and these requirements are not reasonably satisfied by the Licensee.

13.9                        Within thirty (30) days of receipt of written notice of the NIH’s unilateral decision to modify or terminate this Agreement, the Licensee may, consistent with the provisions of 37 C.F.R. §404.11, appeal the decision by written submission to the agency head or designated NIH official.  The decision of the agency head or designated the NIH official shall be the final agency decision.  The Licensee may thereafter exercise any and all administrative or judicial remedies that may be available.

13.10                 Within ninety (90) days of expiration or termination of this Agreement under this Article 13, a final report shall be submitted by the Licensee.  Any royalty payments, including those incurred but not yet paid (such as the full minimum annual royalty), and those related to patent expenses, due to the NIH shall become immediately due and payable upon termination or expiration.  If terminated under this Article 13, sublicensees may elect to convert their sublicenses to direct licenses with the NIH pursuant to Paragraph 4.3.  Unless otherwise specifically provided for under this Agreement, upon termination or expiration of this Agreement, the Licensee shall return all Licensed Products or other materials included within the Licensed Patent Rights to the NIH or provide the NIH with certification of the destruction thereof.  The Licensee may not be granted additional NIH licenses if the final reporting requirement is not fulfilled.

14.                               GENERAL PROVISIONS

14.1                        Neither party may waive or release any of its rights or interests in this Agreement except in writing.  The failure of the either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right by that party or excuse a similar subsequent failure to perform any of these terms or conditions by the other party.

14.2                        This Agreement constitutes the entire agreement between the parties relating to the subject matter of the Licensed Patent Rights, the Licensed Products and the Licensed Processes, and all prior negotiations, representations, agreements, and understandings are merged into, extinguished by, and completely expressed by this Agreement.

14.3                        The provisions of this Agreement are severable, and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable under any controlling body of law, this determination shall not in any way affect the validity or enforceability of the remaining provisions of this Agreement.

14.4                        If either party desires a modification to this Agreement, the parties shall, upon reasonable notice of the proposed modification by the party desiring the change, confer in good faith to determine the desirability of the modification.  No modification shall be effective until a written amendment is signed by the signatories to this Agreement or their designees.

14.5                        The construction, validity, performance, and effect of this Agreement shall be governed by Federal law as applied by the Federal courts in the District of Columbia.

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

14.6                        All Agreement notices required or permitted by this Agreement shall be given by prepaid, first class, registered or certified mail or by an express/overnight delivery service provided by a commercial carrier, properly addressed to the other party at the address designated on the following Signature Page, or to another address as may be designated in writing by the other party.  Agreement notices shall be considered timely if the notices are received on or before the established deadline date or sent on or before the deadline date as verifiable by U.S. Postal Service postmark or dated receipt from a commercial carrier.  Parties should request a legibly dated U.S. Postal Service postmark or obtain a dated receipt from a commercial carrier or the U.S. Postal Service.  Private metered postmarks shall not be acceptable as proof of timely mailing.

14.7                        This Agreement shall not be assigned or otherwise transferred (including any transfer by legal process or by operation of law, and any transfer in bankruptcy or insolvency, or in any other compulsory procedure or order of court) except to the Licensee’s Affiliate(s) without the prior written consent of the NIH which will not be unreasonably denied or delayed.  Licensee acknowledges the applicability of 41 U.S.C.s. 15, the Anti-Assignment Act, to this Agreement.  The parties agree that the identity of the parties is material to the formation of this Agreement and that the obligations tinder this Agreement are non-delegable.  In the event that the NIH approves a proposed assignment, the Licensee shall pay the NIH, as an additional royalty, [***] percent ([***]%) of the fair market value of any consideration received for any assignment of this Agreement within sixty (60) days of the assignment.

14.8                        The Licensee agrees in its use of any NIH biological materials supplied under this Agreement to comply with all applicable statutes, regulations, and guidelines, including NIH and HHS regulations and guidelines.  The Licensee agrees not to use such biological materials for research involving human subjects or clinical trials in the United States without complying with 21 C.F.R. Part 50 and 45 C.F.R. Part 46.  The Licensee further agrees not to use such biological materials for research involving human subjects or clinical trials outside of the United States without notifying NIH, in writing, of the research or trials and complying with the applicable regulations of the appropriate national control authorities.  Written notification to the NIH of research involving human subjects or clinical trials outside of the United States required by this paragraph shall be given no later than sixty (60) days prior to commencement of the research or trials.

14.9                        The Licensee acknowledges that it is subject to and agrees to abide by the United States laws and regulations (including the Export Administration Act of 1979 and Arms Export Control Act) controlling the export of technical data, computer software, laboratory prototypes, biological material, and other commodities.  The transfer of these items may require a license from the appropriate agency of the U.S. Government or written assurances by the Licensee that it shall not export these items to certain foreign countries without prior approval of this agency.  The NIH neither represents that a license is or is not required or that, if required, it shall be issued.

14.10                 The Licensee agrees to mark the Licensed Products or their packaging sold in the United States with all applicable U.S. patent numbers and similarly to indicate “Patent Pending” status.  All the Licensed Products manufactured in, shipped to, or sold in other countries shall be marked in a manner to preserve the NIH’s patent rights in those countries.

14.11                 By entering into this Agreement, the NIH does not directly or indirectly endorse any product or service provided, or to be provided, by the Licensee whether directly or indirectly related to this Agreement.  The Licensee shall not state or imply that this Agreement is an endorsement by the Government, the NIH, any other Government organizational unit, or any Government employee.  Additionally, the Licensee shall not use the names of the NIH, the FDA, or the HHS or the Government or their employees in any advertising, promotional, or sales literature without the prior written approval of the NIH.

14.12                 The parties agree to attempt to settle amicably any controversy or claim arising under this Agreement or a breach of this Agreement, except for appeals of modifications or termination decisions provided for in Article 13.  The Licensee agrees first to appeal any unsettled claims or controversies to the designated the NIH official, or designee, whose decision shall be considered the final agency decision.  Thereafter, the Licensee may exercise any administrative or judicial remedies that may be available.

14.13                 Nothing relating to the grant of a license, nor the grant itself, shall be construed to confer upon any person any immunity from or defenses under the antitrust laws or from a charge of patent misuse, and the acquisition and use of rights pursuant to 37 C.F.R. Part 404 shall not be immunized from the operation of state or Federal law by reason of the source of the grant.

14.14                 Any formal recordation of this Agreement required by the laws of any Licensed Territory as a prerequisite to enforceability of the Agreement in the courts of any foreign jurisdiction or for other reasons shall be carried out by the Licensee at its expense, and appropriately verified proof of recordation shall be promptly furnished to the NIH.

14.15                 Paragraphs 4.3, 8.1, 9.5-9.8, 12.1-12.5, 13.9, 13.10, 14.12 and 14.15 of this Agreement shall survive termination of this Agreement.

14.16                 The terms and conditions of this Agreement shall, at the NIH’s sole option, be considered by the NIH to be withdrawn from the Licensee’s consideration and the terms and conditions of this Agreement, and the Agreement itself to be null and void, unless this Agreement is executed by the Licensee and a fully executed original is received by the NIH within sixty (60) days from the date of the NIH’s signature found at the Signature Page.

SIGNATURES BEGIN ON NEXT PAGE

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Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

NIH PATENT LICENSE AGREEMENT — EXCLUSIVE

SIGNATURE PAGE

For NIH:

[***]	5-23-13
[***]	Date
Director, Division of Technology Development and Transfer
Office of Technology Transfer
National Institutes of Health

Mailing Address for Agreement notices:

Chief, Monitoring & Enforcement Branch, DTDT

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland 20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mail.nih.gov

For Licensee (Upon, information and belief, the undersigned expressly certifies or affirms that the contents of any statements of Licensee made or referred to in this document are truthful and accurate.):

by:

[***]	28 May 2013
Signature of Authorized Official	Date

[***]
Printed Name

President
Title

I.                Official and Mailing Address for Agreement notices:

[***]
Name

President
Title

Mailing Address

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

2425 Garcia Avenue
Mountain View, CA 94043

Email Address:	[***]
Phone:	[***]
Fax:	[***]

II.           Official and Mailing Address for Financial notices (Licensee’s contact person for royalty payments)

[***]
Name

President
Title

Mailing Address:

2425 Garcia Avenue
Mountain View, CA 94043

Email Address:	[***]
Phone:	[***]
Fax:	[***]

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

APPENDIX A — PATENT(S) OR PATENT APPLICATION(S)

Patent(s) or Patent Application(s):

Group I-Exclusive Licensed Patent Rights

1.              U.S. Patent No. 6,756,038 issued June, 29 2004 as well as issued and pending foreign counterparts [HHS Ref. No. E-099-1996/0-US-07];

2.              U.S. Patent No. 7,723,096 issued May 25, 2010 as well as continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-099-1996/0-US-08];

3.              Europe Patent No. 1017810 (HHS Ref. No. E-099-1996/0-EP-05, and all European contracting states in which this patent is validated, including: German Patent No. 69824023.5 (HHS Ref. No. E-099-1996/0-DE-09); France Patent No. 1017810 (HHS Ref. No. E-099-1996/0-FR-10); Great Britain Patent No. 1017810 (HHS Ref. No. E-099-1996/0-GB-11); Italy Patent No. 1017810 (HHS Ref. No. E-099-1996/0-IT-12); Spain Patent No. 2217585) (HHS Ref. No. E-099-1996/0-ES-13); Switzerland Patent Application No. 98948429.0 (now Switzerland Patent No. 1017810) (HHS Ref. No. E-099-1996/0-CH-14); Belgium Patent Application No. 98948429.0 (now Belgium Patent No. 1017810) (HHS Ref. No. E-099- 1996/0-BE-15); Ireland Patent Application No. 98948429.0 (now Ireland Patent No. 1017810) (HHS Ref. No. E-099-1996/0-IE-16); and all continuations and divisional applications claiming priority to any of the above;

4.              Europe Patent Application No. 04011673.3 (now EP Patent No. 1447414) (HHS Ref. No. E-099-1996/0-EP-17), and all European contracting states in which this patent is validated, including: Austria Patent Application No. 04011673.3 (now Austria Patent No. 1447414) (HHS Ref. No. E-099-1996/0-AT-28); Belgium Patent Application No. 04011673.3 (now Belgium Patent No. 1447414) (HHS Ref. No. E-099-1996/0-BE-29); Cyprus Patent Application No. 04011673.3 (now Cyprus Patent No. 1447414) (HHS Ref. No. E-099- 1996/0-CY-31); Denmark Patent Application No. 04011673.3 (now Denmark Patent No. 1447414) (HHS Ref. No. E-099-1996/0-DK-41); Finland Patent Application No. 04011673.3 (now Finland Patent No. 1447414) (HHS Ref. No. E-099-1996/0-FI-33); France Patent Application No. 04011673.3 (now France Patent No. 1447414) (HHS Ref. No. E-099-1996/0-FR-42); Germany Patent Application No. 04011673.3 (now Germany Patent No. 69837896) (HHS Ref. No. E-099-1996/0-DE-40); Great Britain Patent Application No. 04011673.3 (now Great Britain Patent No. 1447414) (HHS Ref. No. E-099-1996/0-GB-43); Greece Patent Application No. 04011673.3 (now Greece Patent No. 1447414) (HHS Ref. No. E-099- 1996/0-GR-34); Ireland Patent Application No. 04011673.3 (now Ireland Patent No. 1447414) (HHS Ref. No. E-099-1996/0-IE-35); Italy Patent Application No. 04011673.3 (now Italy Patent No. 1447414) (HHS Ref. No. E-099-1996/0-IT-36); Luxembourg Patent Application No. 04011673.3 (now Luxembourg Patent No. 1447414) (HHS Ref. No. E-099-1996/0-LU-44); Monaco Patent Application No. 04011673.3 (now Monaco Patent No. 1447414) (HHS Ref. No. E-099-1996/0-MC-45); Netherlands Patent Application No. 04011673.3 (now Netherlands Patent No. 1447414) (HHS Ref. No. E-099-1996/0-NL-46); Portugal Patent Application No. 04011673.3 (now Portugal Patent No. 1447414) (HHS Ref. No. E-099-1996/0-PT-37); Spain Patent Application No. 04011673.3 (now Spain Patent No. 2286530) (HHS Ref. No. E-099-1996/0-ES-32); Sweden Patent Application No. 04011673.3 (now Sweden Patent No. 1447414) (HHS Ref. No. E-099-1996/0-SE-38); Switzerland Patent

Application No. 04011673.3 (now Switzerland Patent No. 1447414) (HHS Ref. No. E-099-1996/0-CH-30); and all continuations and divisional applications claiming priority to any of the above;

5.              Japan Patent Application No. 2000-516030 (now JP Patent No. 4291508) (HHS Ref. No. E-099-1996/0-JP-06), and all continuations and divisional applications claiming priority to this application;

6.              Australia Patent No. 745863 (HHS Ref. No. E-099-1996/0-AU-03), and all continuations and divisional applications claiming priority to this application;

7.              Canada Patent No. 2308127 (HHS Ref. No. E-099-1996/0-CA-04), and all continuations and divisional applications claiming priority to this application;

8.              U.S. Patent Application No. 10/579,025 filed May 11, 2006 as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-087-2005/0-US-03];

9.              U.S. Patent Application No. 10/579,007 filed May 11, 2006 as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-088-2005/0-US-03];

10.       U.S. Patent No. 7,118,738 issued October 10, 2006 as well as all continuations and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-154-1998/0-US-07];

11.       U.S. Patent Application Nos. 08/686,280 filed July 25, 1996 as well as all issued and pending foreign counterparts [HHS Ref. No. E-259-1994/3-US-01];

12.       U.S. Patent No. 7,410,644 issued August 12, 2008 as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-259-1994/3-US-08];

13.       Canada Patent Application No. 2,412,050 filed June 15, 2001 [HHS Ref. No. E-187-2000/0-CA-05]; Australia Patent No. 2001268452 issued November 30, 2006 [HHS Ref. No. E-187-2000/0-AU-06]; Japan Patent Application No. 2002-510097 filed June 15, 2001 [HHS Ref. No. E-187-2000/0-JP-07]; Hong Kong Patent Application No. 03105975.5 filed June 15, 2001 [HHS Ref. No. E-187-2000/0-HK-08];

14.       U.S. Patent Application No. 12/ 280,534 filed February 21, 2007, [HHS Ref. No. E-104-2006/0-US-06]; Australia Patent Application No. 2007221255 filed February 21, 2007 [HHS Ref. No. E-104-2006/0-AU-03]; Europe Patent Application No. 07751371.1 filed February 21, 2007, [HHS Ref. No. E-104-2006/0-EP-05]; Canada Patent Application No. 2642994 filed February 21, 2007 [HHS Ref. No. E-104-2006/0-CA-04];

15.       U.S. Patent No. 8,188,214 issued May 29, 2012 [HHS Ref. No. E-074-2007/0-US-07Australia Patent Application No. 2008221383 filed February 27, 2008 [HHS Ref. No. E-074-2007/0-AU-03]; Europe Patent Application No. 08743578.0 filed February 27, 2008 [HHS Ref. No. E-074-2007/0-EP-05]; Canada Patent Application No. 2,678,404 filed February 27, 2008 [HHS Ref. No. E-074-2007/0-CA-04]; Japan Patent Application No. 2009-551830 filed February 27, 2008 [HHS Ref. No. E-074-2007/0-JP-06] ] and all continuations and divisional applications claiming priority to any of the above applications.

16.       U.S. Patent Application No. 61/582723, as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-001-2012/0-US-01].

Group II-Nonexclusive Licensed Patent Rights

1.              U.S. Patent No. 6,969,609 issued November 29, 2005; U.S. Patent No. 7,211,432 issued May 1, 2007; U.S. Patent Application No. 11/723,666 filed March 21, 2007; as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-256-1998/0, 1];

2.              U.S. Patent Application Nos. 60/448,591 and 10/543,944 filed February 20, 2003 and February 20, 2004 respectively, as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-028-2007/0];

3.              U.S. Patent No. 6,699,475 issued March 2, 2004, as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-134-2007/0];

4.              U.S. Patent No. 5,093,258 issued March 3, 1992, as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-135-2007/0];

5.              U.S. Patent Application No. 60/625,321 filed November 5, 2004, as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-138-2007/0];

6.              U.S. Patent Application No. 60/678,329 filed May 5, 2005, as well as all continuation and divisional applications, and issued and pending foreign counterparts [HHS Ref. No. E-139-2007/0].

APPENDIX B — LICENSED FIELDS OF USE AND TERRITORY

I.                                        Licensed Fields of Use:

Use of the Licensed Patent Rights for the development of human therapeutics/vaccine for the treatment of colorectal cancer specifically using Pox-Virus based delivery formulations.  For the avoidance of doubt, delivery formulations shall exclude all other delivery formulations including but not limited to canary poxvirus vectors, NYVAC, non-viral eukaryotic expression vectors, recombinant yeast vectors, adjuvant-based delivery formulations and other non-pox viral vectors.

II.                                   Licensed Territory:

(a)         Worldwide

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

APPENDIX C — ROYALTIES

Royalties:

I.                                        Licensee agrees to pay to PHS a [***] royalty in the amount of [***] upon execution of this Agreement to be paid in [***] as follows:

(a)               [***] due within [***] from the effective date of this Agreement

(b)               [***] due on the [***] anniversary of the execution of this Agreement, and

(c)                [***] on the [***] anniversary of the execution of this Agreement, and

In the event this Agreement is terminated for any reason before the [***] anniversary of the execution of this Agreement, then Licensee shall pay the balance of the license issue royalty upon termination.

II.                                   Licensee agrees to pay to NIH a [***] royalty in the amount of [***] as follows:

The first [***] royalty payment will be due within [***] of the earlier of the following two events (a) or (b):

(a)               [***]

(b)               If the Licensee has executed a Cooperative Research and Development Agreement (CRADA) within [***] of the effective date of this Agreement with the National Cancer Institute (NCI) that covers the development any of the Licensed Patent Rights within the Licensed Field of Use of this Agreement.

(c)                If the Licensee has not executed a Cooperative Research and Development Agreement (CRADA) with the NCI to develop any of the Licensed Patent Rights according to (b) and the NIH license Agreements L-127-2011/0, 1 and 2 with Licensee are not effective according to (a), the first [***] royalty is due within [***] of the effective date of this Agreement and may be prorated according to the [***] remaining between the effective date of this Agreement and the next [***]; and

(d)               Subsequent [***] royalty payments are due and payable on [***] and may be credited against any earned royalties due for sales made in that year.

(e)                For the avoidance of doubt, any such [***] royalty shall be considered, determined and/or paid solely under either NIH license Agreements L-127-2011/0, 1 and 2,or this Agreement. While L-127-2011/0, 1 and 2 is in effect, [***] royalty payments will be paid under L-127-2011/0, 1 and 2.  Should L-127-2011/0, 1 and 2 terminate or expire, the [***] will be paid under this Agreement.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

III.                              Licensee agrees to pay NIH earned royalties of [***] percent ([***]%) on Net Sales.  Licensee shall be entitled to reduce the earned royalty rate by [***] percent ([***]%) for each one (1) percent royalty in excess of [***] percent ([***]%) the Licensee or its sublicensees must pay to one or more third party (ies), separately or cumulatively, in respect of the manufacture, sale or importation of the Licensed Products or use of Licensed Processes in the Licensed Territory. Reduction shall however not reduce the earned royalty rate due to NIH under this Agreement below three and a [***] percent ([***]%).

IV.                               Licensee agrees to pay NIH Benchmark royalties within [***] of achieving each Benchmark as follows:

(a)                     [***] U.S. Dollars ([***] USD) upon [***]

(b)                     [***] U.S. Dollars ($[***] USD) upon [***] in any one of the following [***].

(c)                      [***] U.S. Dollars ($[***] USD) upon [***].

For purposes of this [***] shall mean a [***].

V.                                    Licensee agrees to pay NIH [***] royalties for each sublicense required to be approved by NIH pursuant to Paragraph 4.1 of [***] percent ([***]%) on the fair market value of any consideration received for granting such sublicense within [***] of the execution of such sublicense grant; provided that, notwithstanding anything to the contrary, any such consideration will not include the following:

(a)         [***] corresponding directly to the [***], which do not exceed [***] after the effective date of this Agreement specifically excluding [***] which are incurred prior to the effective date of this Agreement;

(b)         [***] the effective date of this Agreement, to the extent that [***];

(c)          [***] the effective date of this Agreement [***] to the extent that [***] does not exceed by more than [***] percent ([***]%) the [***], then the [***] as reasonably agreed to by the parties or as [***];

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

(d)         As [***]; and

(e)          Any [***] which is specifically in the form [***], if such [***].

VII.                          Pursuant to Paragraph 6.8, no multiple patent prosecution reimbursement shall be payable because any Group I Licensed Patent Rights as listed in Appendix A, are present in both, NIH Agreements L-127-2011/0, 1 and 2 and this Agreement.  Patent prosecution costs for Licensed Patent Rights covered under L-127-2011/0, 1 and 2 and this Agreement shall be determined and paid solely under NIH Agreements L-127-2011/0, 1 and 2.  In the event NIH Agreements L-127-2011/0, 1 and 2 expire or are terminated under provisions of Article 13, patent prosecution costs shall be reimbursed by Licensee under the provisions of paragraph 6.8 of this Agreement.  Patent prosecution cost shall be payable under the provisions of paragraph 6.8 of this Agreement for Group I Licensed Patent Rights that are solely in this Agreement and not included in L-127-2011/0, 1 and 2.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

FOLLOWING: APPENDIX D — BENCHMARKS AND PERFORMANCE

For CEA and MUC-1 containing Vaccines:

Licensee agrees to the following Benchmarks for its performance under this Agreement and, within [***] of achieving a Benchmark, shall notify NIH that the Benchmark has been achieved

[***]

For Brachyury containing Vaccines:

Licensee agrees to the following Benchmarks for its performance under this Agreement and, within [***] of achieving a Benchmark, shall notify NIH that the Benchmark has been achieved

[***]

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

APPENDIX E

Commercial Development Plan

The Licensee will develop, manufacture and market the immunotherapy product PANVAC® and other Vaccine candidates such as Brachyury containing vaccine for therapy of colorectal cancer.  Steps followed by Licensee to develop and commercialize PANVAC and other Vaccine candidates such as Brachyury containing vaccine are summarized below:

[***]

APPENDIX F — EXAMPLE ROYALTY REPORT

Required royalty report information includes:

•            OTT license reference number (L-XXX-200X/0)

•            Reporting period

•            Catalog number and units sold of each Licensed Product (domestic and foreign)

•            Gross Sales per catalog number per country

•            Total Gross Sales

•            Itemized deductions from Gross Sales

•            Total Net Sales

•            Earned Royalty Rate and associated calculations

•            Gross Earned Royalty

•            Adjustments for Minimum Annual Royalty (MAR) and other creditable payments made

•            Net Earned Royalty due

Example

Catalog Number	Product Name	Country	Units Sold	Gross Sales (US$)
1	A	US	250	62,500
1	A	UK	32	16,500
1	A	France	25	15,625
2	B	US	0	0
3	C	US	57	57,125
4	D	US	12	1,500

			Total Gross Sales	153,250
			Less Deductions:
			Freight	3,000
			Returns	7,000
			Total Net Sales	143,250
			Royalty Rate	8%
			Royalty Due	11,460
			Less Creditable Payments	10,000
			Net Royalty Due	1,460

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

APPENDIX G — ROYALTY PAYMENT OPTIONS

The OTT License Number MUST appear on payments, reports and correspondence.

Automated Clearing House (ACH) for payments through U.S. banks only

The NIH encourages our licensees to submit electronic funds transfer payments through the Automated Clearing House (ACH).  Submit your ACH payment through the U.S. Treasury web site located at: https://www.pay.gov.  Locate the “NIH Agency Form” through the Pay.gov “Agency List”.

Electronic Funds Wire Transfers

The following account information is provided for wire payments. In order to process payment via Electronic Funds Wire Transfer sender MUST supply the following information within the transmission:

Drawn on a U.S. bank account via FEDWIRE should be sent directly to the following account:

[***]

Drawn on a foreign bank account should be sent directly to the following account.  Payment must be sent in U.S. Dollars (USD) using the following instructions:

[***]

Checks

All checks should be made payable to “NIH Patent Licensing”

Checks drawn on a U.S. bank account and sent by US Postal Service should be sent directly to the following address:

National Institutes of Health (NIH)

P.O. Box 979071

St. Louis, MO 63197-9000

Checks drawn on a U.S. bank account and sent by overnight or courier should be sent to the following address:

US Bank

Government Lockbox SL-MO-C2GL

1005 Convention Plaza

St. Louis, MO 63101

Phone: 314-418-4087

Checks drawn on a foreign bank account should be sent directly to the following address:

National Institutes of Health (NIH)

Office of Technology Transfer

Royalties Administration Unit

6011 Executive Boulevard

Suite 325, MSC 7660

Rockville, Maryland 20852